American Midstream Partners, LP
Investor Presentation

May 2014

Forward Looking Statements

This presentation includes forward-looking statements. These statements relate to, among other things, projections of operational volumetrics and improvements, growth projects, cash flows and capital expenditures. We have used the words "anticipate," "believe," "could," "estimate," "expect," "intend," "may," "plan," "predict," "project," "should," "will," "potential," and similar terms and phrases to identify forward-looking statements in this presentation. Although we believe the assumptions upon which these forward-looking statements are based are reasonable, any of these assumptions could prove to be inaccurate and the forward-looking statements based on these assumptions could be incorrect. Our operations involve risks and uncertainties, many of which are outside our control, and any one of which, or a combination of which, could materially affect our results of operations and whether the forward-looking statements ultimately prove to be correct. Actual results and trends in the future may differ materially from those suggested or implied by the forward-looking statements depending on a variety of factors which are described in greater detail in our filings with the SEC. Please see our Risk Factor disclosures included in our Annual Report on Form 10-K for the year ended December 31, 2013 filed on March 11, 2014 and our Quarterly Report on Form 10-Q for the quarter ended March 31, 2014 filed on May 12, 2014. All future written and oral forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by the previous statements. We undertake no obligation to update any information contained herein or to publicly release the results of any revisions to any forward- looking statements that may be made to reflect events or circumstances that occur, or that we become aware of, after the date of this presentation.

COMPANY OVERVIEW

American Midstream Partners, LP

NYSE Ticker	AMID
Quarterly Distribution	$0.4625 per unit ($1.85 per unit annualized)
Yield [(1)]	6.7%
Equity Market Cap [(1)]	$306.0 million
Enterprise Value [(1,2)]	$557.7 million
Outstanding Limited Partner Units [(2)]	11.1 million

1. As of market close on May 14, 2014. See AMID's Quarterly Report on Form 10-Q for the quarter ended March 31, 2014 filed with the SEC on May 12, 2014
2. Includes Series A Convertible Preferred securities issued on April 15, 2013 and $30 million of Series B PIK Units issued in connection with Lavaca acquisition

American Midstream

Key Investment Highlights

Credible Growth Strategy	• Early stage growth company with 2013 annual total return of 128%[1] • Acquisitions and development supported by experience and financial strength of General Partner (GP) sponsor • Potential for additional dropdowns • Bolt-on acquisition opportunities near existing AMID assets
Experienced and Incentivized Leadership	• Management team with an average of more than 25 years of experience • GP controlled by ArcLight Capital (through High Point Infrastructure Partners), an established private equity firm with a successful history of investing in growth-oriented midstream companies • GP has significant investment in AMID equity interests
Financial Strength	• Sponsor expected to continue to provide growth capital, financing flexibility, and balance sheet support • $200 million revolving credit facility to fund growth projects • August 2013 equity restructuring eliminated subordinated units, resulted in improved distribution coverage and positioned us to grow
Diversified Asset Base	• Exposure to both conventional Gulf basins and unconventional shale plays • Strategic focus on the Eagle Ford Shale • Strategically located to capitalize on producer focus on oil and NGLs • Supported by significant fee-based gross margin of ~75%[2] • Blackwater acquisition provided business mix diversification

1. Calculated from 12/31/12 through 5/14/2014
2. 1Q 2014

American Midstream

Diversified and Strategically Located Assets

- Assets primarily located in Alabama, Louisiana, Mississippi, Tennessee, Texas and Georgia[1]
  - Eleven gathering systems, three processing facilities[2], one fractionation facility, three interstate pipelines, five intrastate pipelines, and four terminals
  - ~2,300 miles of pipelines that gather and transport more than 1 Bcf/d of natural gas
  - ~1.3 million barrels of liquid storage capacity



Processing
Terminals
Gathering
Transmission
AlaTenn, Bamagas, & Trigas
Fayette
Magnolia
Harmony
Heidelberg
Chatom
Bazor Ridge
Chatom Plant
Midla
MLGT
Westwego
Harvey
Chalmette
Burns Point
Quivira
Midla OS
Gloria & Lafitte
High Point
Lavaca
GIGS
Brazos
Gonzales County
Eagle Ford
Development

Source of pipeline data: Hart Energy.
Note: High Point system includes non-jurisdictional gathering pipelines.

Gathering and Processing

- Diversified asset portfolio
- Significant portion of volumes driven by oil and liquids-rich wells
- Opportunities to grow through organic system expansion and bolt-on acquisitions
- Fee-based and POP contracts
- Commodity exposure partially hedged

Transmission

- Geographically diverse asset base with broad range of customers
- Opportunity to capture market share and add delivery points
- Primarily fee-based business
- Approximately 25% of gross margin derived from firm-transportation agreements

Terminals

- 100% fee-based revenue
- No direct commodity risk
- Significant organic growth and expansion opportunities

1. AMID also owns one terminal in Maryland
2. AMID owns a 50% non-operating interest in the Burns Point processing plant

American Midstream

Growth Strategy

Asset Development

- Leverage development and operating expertise to establish new asset platforms within or outside of existing geographic footprint
- General Partner can develop strategic assets in conjunction with AMID that may be dropped down

Acquisitions/ Drop Downs

- Acquire nearby assets to consolidate operations, increase scale, and expand service offerings (e.g. PVA system acquisition is in close proximity to a system that is currently under construction by AMID's general partner)
- Acquire assets outside of existing geographic footprint that provide long-term development opportunities
- General Partner may drop down portfolio-owned or acquired assets (e.g. Blackwater Midstream acquisition)

Optimization and Expansion

- Aggressively pursue new well connections, interconnects, and markets
- Optimize available capacity with minimal capital requirements
- Expand key assets to enhance competitive position

2013/2014 Transformative Events



AMID Daily Closing Price
$30.00
$28.00
$26.00
$24.00
$22.00
$20.00
$18.00
$16.00
$14.00
$12.00
12/31/12
2/28/13
4/30/13
6/30/13
8/31/13
10/31/13
12/31/13
2/28/14
4/30/14
$13.64
128% Total Return[1]
4.6% Increase in Quarterly Distribution
$27.47
2.2% Increase in Quarterly Distribution

April 2013: ArcLight Transaction / High Point Acquisition

- Strategic investment in AMID's GP by ArcLight, a $10 billion energy PE fund
- Gained access to drop downs and development funding
- Immediately accretive, acquisition provided increased distribution support and operating scale

May 2013: HPIP Eagle Ford Development Project Announced[2]

- $90 - $100 million greenfield development project in Gonzales County, TX owned and funded by our GP
- Long-term, fee-based agreement for full well stream gathering and treating
- Operational in late-2014

August 2013: Equity Restructuring

- Subordinated units and previous IDRs combined into, and restructured as a new class of IDRs
- Decreased distribution obligation by approx. $8MM annually
- Incentivizes IDR holders to grow AMID

December 2013: Blackwater Drop Down

- First drop-down acquisition from ArcLight
- Fee-based cash flow with 75% take-or-pay revenues
- Opportunity to increase capacity by ~130%

February 2014: Lavaca System Acquisition

- Eagle Ford natural gas gathering system with fee-based contracts
- Significant near-term volume growth supported by long-term acreage dedication
- Opportunities for additional infrastructure development

1. Calculated from 12/31/2012 through 5/14/2014
2. Upon completion of the initial development phase, High Point has stated it intends to offer the assets to American Midstream in a drop-down transaction, although it has no contractual obligation to do so

American Midstream

Lavaca System Overview

- **Acquisition of a natural gas gathering and redelivery system in the Eagle Ford shale for ~$100 million**
  - New system constructed in 2011 and located in the East Oil and East Gas Condensate zones of the Eagle Ford in Gonzales and Lavaca Counties
  - ~120 miles of low- and high-pressure pipeline ranging from 4 to 8 inches in diameter with over 9,000 hp of leased compression
  - Current gas and condensate production significantly above acquisition expectations
- **Substantial fee-based revenues with a long-term acreage dedication**
  - Approximately 65,000 acres dedicated to the system for 25 years
  - Increases American Midstream's fee-based gross margin to approximately 75%
- **Opportunities for meaningful growth and additional services**
  - Throughput volume on the system is expected to triple by mid-2015
  - Opportunities for water disposal and oil gathering
- **Initial stake in the prolific Eagle Ford shale**
  - The Penn Virginia Assets are located in close proximity to the Gonzales County system that is currently under construction by AMID's general partner
  - More than 120 thousand net acres are dedicated to the Penn Virginia and Gonzales County systems under long-term agreements

PVA Acreage


EFS Operators
PVA
Hunt
BHP
CHK
COG
COP
CRK
CRZO
DVN (new)
EOG
FST
MRO
MUR
NFX
PXD
PXP
SFY
STO
TLM
Volatile Oil
Condensate Rich Gas
San Antonio
Bexar
Wilson
Gonzales
Lavaca
DeWitt
Atascosa
Victoria
Karnes
Goliad
Texas
Bee
McMullen
Live Oak

Source: PVA

PVA Gathering Assets



Management intends to recommend to its board of directors a distribution increase of approximately 2% for the third quarter 2014 distribution

American Midstream

Blackwater Midstream Drop Down

- **Immediately accretive ~$60 million acquisition from ArcLight**
  - Adds significant fee-based cash flow with no direct commodity exposure, distribution support, optimal scale, and additional development opportunities
  - Recently secured contracts for an additional 100k bbls at Westwego
- **Diversifies AMID's revenue base, geographic footprint and capabilities**
  - Four facilities: Westwego, LA - 945k bbls; Brunswick, GA - 221k bbls; Salisbury, MD - 172k bbls; Harvey, LA - 245k bbls (under development)
  - ~75% of revenues derived from fee based, "take-or-pay" storage agreements
  - Primary products stored include: caustic soda, GTL/NGLs, fertilizer (UAN), synthetic drilling fluids, vegetable oils, biodiesel
- **Enhances near- and long-term growth prospects**
  - Organic opportunities at Westwego (200k bbls) and Brunswick (100k bbls)
  - Significant expansion capability at Harvey site (up to 2 million bbls), expected to begin initial operations in mid-to-late 2014
    - Received occupancy certificate in May and can start operations
- **Provides meaningful additions to management**
  - First-class management team successfully built part of Kinder Morgan's terminal operations

Blackwater Assets


Salisbury
Westwego
& Harvey
Brunswick

Westwego Terminal



Management increased the quarterly distribution for the first quarter 2014 by approximately 2% in conjunction with the Blackwater acquisition

American Midstream

Anticipated Eagle Ford Drop Down

- On May 8, 2013, American Midstream and High Point Infrastructure Partners (High Point), which controls the general partner of American Midstream, announced a long-term, fee-based agreement to provide midstream services for a large independent producer in the Eagle Ford play in Gonzales County, TX
  - Upon completion of the initial development phase, High Point has stated it intends to offer the assets to American Midstream in a drop-down transaction, although it has no contractual obligation to do so
- Midstream services will consist of full well-stream gathering, treating, and processing infrastructure to handle oil, gas, and water production
  - High Point recently reached agreement with the producer customer to also provide water disposal services
- Construction will commence in the second quarter
  - Phase one expected to commence operations in the fourth quarter of 2014
  - Full system in operation by the first quarter of 2015
- Estimated construction CapEx between $90 million - $100 million
- Would provide fee-based EBITDA, geographic diversity, life-of-lease dedication from long-term drilling activity, and exposure to a dominant shale play

System Details	
System Facilities	- Gathering lines to collect oil, natural gas, and water from the wellhead - Centralized facility to treat and process oil and natural gas - Separate storage facilities for oil, water and NGLs
Design Capacity	- 95,000 bbl/d of fluids (oil and water) - 15 MMcf/d of natural gas



Eagle Ford Shale's best areas
Counties with most drilling activity shown
Austin
Houston
San Antonio
TEXAS
Gonzalez
Lavaca
Wilson
DeWitt
Atascosa
Karnes
Gulf of Mexico
Dimmit
McMullen
Live Oak
Bee
MEXICO
Corpus Christi
Laredo
0
50
MILES
Shale regions producing:
Oil
Wet gas, condensate
Dry gas

Howland Engineering; San Antonia Express-News

American Midstream

FINANCIAL REVIEW / UPDATE

Financial Review

1Q Financial Results		
($ in thousands)	1Q14	1Q13
Gross Margin	$22,989	$12,476
Adjusted EBITDA	$10,597	$5,375
Leverage Ratio	3.16x	4.39x
Distributable Cash Flow	$6,495	$2,679
Distribution Coverage Ratio	1.13x	0.68x

2014 Guidance	
Adjusted EBITDA	$41 - $44 million
Distributable Cash Flow	$21 - $24 million
Growth Cap Ex[1]	$55 - 60 million
HPIP Growth Cap Ex[2]	$90- $100 million

Gross Margin by Segment


Terminals
8%
G & P
44%
Transmission
48%

Gross Margin by Contract Type


Commodity
Sensitive[3]
26%
FT
13%
Fee-Based
61%

Data as of 3/31/2014; see Appendix for reconciliation of Non-GAAP financial measures
[1] Partnership growth capital expenditure forecast excludes maintenance capital
[2] For development by AMID's general partner of the previously announced midstream infrastructure in the Eagle Ford Shale that High Point has stated it intends to offer to AMID in a drop-down transaction, although it has no contractual obligation to do so
[3] AMID has hedged approximately 13% of its NGL and 33% of its condensate volume exposure for the remainder of 2014

American Midstream

Why Invest in American Midstream?

American Midstream

Significant Growth	Competitive Advantage	Financial Strength
• Early-stage company with meaningful growth potential • High-return strategy for drop downs, organic growth, acquisitions, and asset development • Expansion into new growth regions	• "Under-the-radar" growth materially benefits small company in distributions and scale • Commercial optimization in conventional basins attracts underserved customers	• Supported by experienced sponsor as General Partner • Well capitalized with ready access to capital markets • Ongoing hedge program • Compelling distribution yield

Appendix – Non-GAAP Financial Measures

Non-GAAP Financial Measures

This presentation includes forecasted and historical non-GAAP financial measures, including "Gross Margin," "Adjusted EBITDA" and "Distributable Cash Flow." The GAAP measure most directly comparable to Gross Margin, Adjusted EBITDA and Distributable Cash Flow is net income (loss).

We define adjusted EBITDA as net income, plus interest expense, income tax expense, depreciation expense, certain non-cash charges such as non-cash equity compensation, unrealized losses on commodity derivative contracts and selected charges that are unusual or nonrecurring, less interest income, income tax benefit, unrealized gains on commodity derivative contracts, amortization of commodity put purchase costs, and selected gains that are unusual or nonrecurring. The GAAP measure most directly comparable to adjusted EBITDA is net income.

We define distributable cash flow as adjusted EBITDA plus interest income, less cash paid for interest expense, normalized maintenance capital expenditures, and dividends related to the Series A convertible preferred units. The GAAP measure most comparable to distributable cash flow is net income.

Gross margin and segment gross margin are metrics that we use to evaluate our performance. We define segment gross margin in our Gathering and Processing segment as revenue generated from gathering and processing operations, realized gain (loss) on commodity derivatives less COMA less the cost of natural gas, NGLs and condensate purchased. Revenue includes revenue generated from fixed fees associated with the gathering and treating of natural gas and from the sale of natural gas, NGLs and condensate resulting from gathering and processing activities under fixed-margin and percent-of-proceeds arrangements. The cost of natural gas, NGLs and condensate includes volumes of natural gas, NGLs and condensate remitted back to producers pursuant to percent-of-proceeds arrangements and the cost of natural gas purchased for our own account, including pursuant to fixed-margin arrangements.

We define segment gross margin in our Transmission segment as revenue generated from firm and interruptible transportation agreements and fixed-margin arrangements, plus other related fees, less COMA, less the cost of natural gas purchased in connection with fixed-margin arrangements.

We define segment gross margin in our Terminals segment as revenue, less direct operating expenses.

We define gross margin as the sum of our segment gross margin for our Gathering and Processing, Transmission and Terminals segments. The GAAP measure most comparable to gross margin is net income.

Appendix – Reconciliation of Non-GAAP Financial Measures

Reconciliation of Net income (loss) attributable to the Partnership to Adjusted EBITDA	Three months ended March 31, 2014	2013
Net income (loss) attributable to the Partnership	$ 400	$ (3,553)
Add:		
Depreciation, amortization and accretion expense	7,632	5,646
Interest expense	1,493	1,731
Debt issuance costs	144	912
Unrealized loss on derivatives, net	39	481
Non-cash equity compensation expense	360	388
Transaction expenses	812	342
Income tax benefit	(26)	-
Deduct:		
COMA Income	289	106
Straight-line amortization of put costs (a)	-	27
OPEB plan net periodic benefit	11	18
Gain on involuntary conversion of property, plant and equipment	-	421
Loss on sale of assets, net	(43)	-
Adjusted EBITDA	**$ 10,597**	**$ 5,375**
Deduct:		
Cash interest expense (b)	1,464	1,482
Normalized maintenance capital	1,300	1,041
Normalized integrity management	-	173
Series A Convertible Preferred Payment	1,338	-
Distributable Cash Flow	**$ 6,495**	**$ 2,679**

(a) Amounts noted represent the straight-line amortization of the cost of commodity put contracts over the life of the contract
(b) Excludes amortization of debt issuance costs and mark-to-market adjustments related to interest rate derivatives

American Midstream